15. INCOME TAX: Schedule of reconciliation of income taxes at statutory rates (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Details
Net loss for the year	$ (329,789)	$ (5,997)	$ (138,911)
Expected income tax recovery	(89,000)	(2,000)	(37,000)
Effect of foreign tax rate	(10,000)	(24,000)	(16,000)
Non-deductible items	(22,000)	4,000	1,000
Deductible items	(16,000)	0	(6,000)
Unrecognized benefit of non-capital losses	137,000	22,000	58,000
Income taxes at statutory	$ 0	$ 0	$ 0